UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2013

CASPIAN SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33215	87-0617371
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah
(Address of principal executive offices)

84109
(Zip code)

(801) 746-3700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 30, 2013, the Company held a Special Meeting in Lieu of its 2013 Annual Meeting of Shareholders (the “Meeting”.)  The total number of shares represented at the meeting by valid proxies and ballots was 32,991,562, which represented 63% of the shares of stock entitled to vote at the meeting and which constituted a quorum.  The Meeting was not adjourned to a later date since all of the proposals before the shareholders were approved by them.  The final voting results for the matters submitted to a vote of shareholders at the Meeting were as follows.

1.
Election of Directors.  Each of the nominees for director was elected to serve for one year, or until Company’s 2014 Annual Meeting, and until his successor is duly elected and qualified, or until his death, resignation or retirement.  The voting results were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mirgali Kunayev	28,226,778	100	8,900	4,755,784
Alexey Kotov	28,226,878	-0-	8,900	4,755,784
Kerry Doyle	28,226,878	-0-	8,900	4,755,784
Valery Tolkachev	28,226,878	-0-	8,900	4,755,784
Jeffrey Brimhall	28,223,878	3,000	8,900	4,755,784

2.
Adoption of Amendment to the Company’s Articles of Incorporation. The shareholders approved the adoption of an amendment to the Company’s Articles of Incorporation to increase the authorized common stock of the Company, $0.001 par value, from 150,000,000 shares to 500,000,000 shares by the vote set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,316,649	674,911	-0-	2

The Company will cause the amendment to its Articles of Incorporation to increase the authorized common stock of the Company to be filed as promptly as reasonably practical.

3.
Ratify the Company’s Bylaws (as Amended through March 11, 2013).  The shareholders ratified the adoption by the board of directors of the Company’s Bylaws (as Amended through March 11, 2013) by the vote set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,220,878	13,900	1,000	4,755,784

4.
Ratify adoption of the Caspian Services, Inc., 2008 Equity Compensation Plan.  The shareholders ratified the adoption by the board of directors of the Caspian Services, Inc., 2008 Equity Compensation Plan by the vote set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,201,678	14,100	20,000	4,755,784

5.
Advisory Vote on Named Executive Officer Compensation.  The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,194,678	14,100	27,000	4,755,784

6.
Advisory Vote on the Frequency of the Vote on Named Executive Officer Compensation.  The shareholders approved, on an advisory basis, to vote on the compensation of the Company’s named executive officers every two years by the votes set forth in the table below.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
7,600	9,000	28,219,078	100	4,755,784

In light of the advisory vote of the Company’s shareholders at the Annual Meeting with regard to the frequency of the shareholder vote on the compensation of its named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company has decided to present to its shareholders a vote on the compensation of its named executive officers every three years.

7.
Ratification of Appointment of Independent Auditors.  The appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013 was ratified by the shareholders by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,902,346	-0-	89,216	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPIAN SERVICES, INC.

Date: April 30, 2013	By:	/s/ Alexey Kotov
Alexey Kotov
Chief Executive Officer

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